Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Joseph A. Sasenick, Chairman and Chief Executive Officer of Alcide Corporation, and John P. Richards, President and Chief Financial Officer of Alcide Corporation, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  the quarterly report on Form 10-Q of Alcide Corporation for the period ended August 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Alcide Corporation.

Dated: October 14, 2003

/s/ Joseph A. Sasenick
Joseph A. Sasenick
Chairman and Chief Executive Officer, Alcide Corporation

/s/ John P. Richards
John P. Richards
President and Chief Financial Officer, Alcide Corporation